THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Subscribers Resident in British Columbia or Ontario)

TO:	NETFONE, INC. (the “Company”)

2113 Trafalgar Street

Vancouver, BC	V6K 3S7

Purchase of Shares

1.	Subscription

1.1                            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase ______________ shares (the “Shares”) at a price per Share of US$0.001 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of $_______________ (the “Subscription Proceeds”).

1.2                            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Shares to the Subscriber.

1.3                            Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.	INTERPRETATION
2.1	In this Agreement, unless the context or subject matter otherwise requires:
(a)	“Agreement” means the agreement between the Company and the undersigned hereby constituted;
(b)	“BC Act” means the Securities Act (British Columbia);
(c)	“BC Commission” means the British Columbia Securities Commission;
(d)	“Closing” has the meaning assigned in Section 5.1;
(e)	“Closing Date” has the meaning assigned in Section 5.1;
(f)	“Ontario Commission” means the Ontario Securities Commission;
(g)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the U.S. Securities and Exchange Act of 1933, and for the purpose of the Agreement includes any person in the United States.

2.2                            In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals,

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corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind whatsoever.

2.3	Any reference to currency is to the currency of the United States unless otherwise indicated.

2.4     In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day. For the purposes of this Agreement, “business day” means a day which is not Saturday or Sunday or a statutory holiday in British Columbia.

3.	Payment

3.1     The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company’s lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

3.2     The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 90 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

3.3     Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

4.	Documents Required from Subscriber

4.1     The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

4.2     The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

5.	Closing

5.1     Closing of the offering of the Shares (the “Closing”) shall occur on or about June 8, 2004, or on such other date as may be determined by the Company (the “Closing Date”).

5.2     The Company may, at its discretion, elect to close the offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

6.	Acknowledgements of Subscriber
6.1	The Subscriber acknowledges and agrees that:
(a)	there is no market for the Shares and that no market for the Shares may ever exist;

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(b)	if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;
(c)

the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future;

(d)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;
(e)	there is no government or other insurance covering the Shares;
(f)	the securities of the Company cannot be transferred without the previous consent of the board of directors, expressed by resolution of the board, at the sole discretion of the directors;
(g)

the Subscriber is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of the applicable securities laws and regulations (collectively, the "Legislation") in all jurisdictions relevant to this Subscription, and , as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under the Legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to the Legislation;

(h)

in addition to any restrictions imposed pursuant to paragraph 6.1(e) above, any transfer, sale, resale or other subsequent disposition of the Shares may be subject to restrictions contained in the Legislation applicable to the holder of the Shares or to the proposed transferee, including, but not limited to, resale restrictions under the BC Act;

(i)

the Company is not a reporting issuer in any province or territory of Canada and, accordingly, any applicable hold periods under the Legislation may never expire, and the Shares may be subject to restrictions on resale for any indefinite period of time;

j)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(k)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(l)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(m)	no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

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(n)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and
	(ii)	applicable resale restrictions; and
(o)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
7.	Representations, Warranties and Covenants of the Subscriber

7.1     The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(d)	the Subscriber is not a U.S. Person;
(e)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;
(f)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;
(g)

the sale of the Shares to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(h)

the Subscriber is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(i)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Subscriber’s own account (except for the circumstances outlined in paragraph 7.1(l)), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

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(j)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(k)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l)	if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts:
(i)

the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii)

the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined Multilateral Instrument 45-103 adopted by the BC Commission and Rule 45-501 adopted by the Ontario Commission;

(m)	the Subscriber is not aware of any advertisement of any of the Shares; and
(n)	no person has made to the Subscriber any written or oral representations:
	(i)	that any person will resell or repurchase any of the Shares;
	(ii)	that any person will refund the purchase price of any of the Shares;
	(iii)	as to the future price or value of any of the Shares; or
(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

the Subscriber is resident in British Columbia or Ontario and is a director or officer of the Company.

8.	Representations, Warranties and Covenants of the Company

8.1     The Company represents, warrants and covenants to the Subscriber, that as of the date of this Agreement:

(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada;
(b)	the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business;
(c)	the Company has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Shares;
(d)

all agreements by which the Company holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

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(e)

the issuance and sale of the Shares by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

(f)

this Agreement has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

(g)

the Company is not a party to any action, suit or proceeding which could materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings have been threatened as at the date hereof; and

(h)	prior to the Shares being issued, the Company will promptly notify the Subscriber of any material change in any representation or warranty of the Company set out herein.
9.	Legending of Subject Shares

9.1     The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) __________________, 2004, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

9.2     The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10.	Costs

10.1   The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11.	Governing Law

11.1   This Subscription Agreement is governed by the laws of the Province of British Columbia. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

12.	Survival

12.1   This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

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13.	Assignment
13.1	This Subscription Agreement is not transferable or assignable.
14.	Severability

14.1   The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

15.1   Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.	Notices

16.1  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 8 and notices to the Company shall be directed to it at Netfone, Inc., 2113 Trafalgar Street, Vancouver, British Columbia, V6K 3S7, Attention: President, Fax No. (419) 793-1154.

17.	Miscellaneous

18.1   The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Company in connection with the Private Placement.

18.2   Without limitation, this subscription and the transactions contemplated by this Agreement are conditional upon and subject to the Company’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Agreement as the Company considers necessary.

18.3   Time is of the essences of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

18.	Counterparts and Electronic Means

18.1   This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

19.	Delivery Instructions
19.1	The Subscriber hereby directs the Company to deliver the Share Certificate to:

(name)

(address)

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19.2   The Subscriber hereby directs the Company to cause the Shares to be registered on the books of the Company as follows:

(name)

(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Number of Shares to be purchased at US$0.001 each: Total purchase price: (Name of Subscriber Please type or print)	(Signature and, if applicable, Office) (Address of Subscriber) (City, Province/State) (Country, Postal Code)

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A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by NetFone, Inc.

DATED at _____________________________________, the ________ day of __________________, 2004

NETFONE, INC.

Per:
Authorized Signatory

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